Libor Interest rate	12 Months Ended
Dec. 31, 2023
Disclosure of financial instruments by type of interest rate [abstract]
LIBOR Interest rate
51.	LIBOR Interest rate
The effective interest rate, not the carrying amount, is adjusted when replacing the interest rate index of a financial instrument measured at amortized cost in relation to the reform of the interest rate index. It includes exceptions, such as allowing hedge accounting to continue uninterrupted even if an interest rate indicator replacement occurs in a hedging relationship. As of the end of the current term, the Group has completed most of its conversion and replacement plans in relation to the discontinuation of LIBOR interest rate calculation and aims to conclude the response plan in accordance with the response guidelines of the supervisory authorities.